Exhibit 10.8

                               FIFTH AMENDMENT TO
                                 LOAN AGREEMENT


          THIS FIFTH AMENDMENT TO LOAN AGREEMENT ("Fifth Amendment"), made and entered into as of the 31st day of December, 2000, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

          1. The Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by that certain First Amendment dated May 7, 1999, that certain Second Amendment dated September 30, 1999, that certain Third Amendment dated March 8, 2000 and that certain Fourth Amendment dated August 14, 2000 (as amended, the "Credit Agreement").

          B. The Borrower has requested the Lender extend the Maturity Date of the Revolving Credit Commitment and the Lender is willing to do so;

          C. The parties hereto desire to amend the terms of the Credit Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Credit Agreement as follows:

          1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Credit Agreement, unless otherwise defined herein. In addition:


            "Maturity Date" means December 31, 2001, with respect to the Revolving Note.

            "Revolving Note" means that certain Revolving Credit Promissory Note dated as of December 31, 2000, in the principal amount of $1,500,000, made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time.

2. Covenants. Borrower reaffirms as of the date of this Fifth Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement. The new covenants identified in the Third Amendment as Sections 6.5, 6.6 and 6.7 are hereby deleted. In addition, Borrower agrees that the following covenants shall be added in Article VI of the Agreement:

                    6.9 Salaries. Without the Lender's prior approval, Borrower shall not increase the compensation paid to its officers or increase the amounts to be paid to any entity owned or controlled by any officer or director, including but not limited to Lender or Capital Partners, Ltd.

                    6.10 Capital Expenditures. Borrower will not expend or contract to expend more than $550,000 in the aggregate during its fiscal year 2001.

          3. Conditions Precedent. Prior to the effectiveness of this Fifth Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

                    a. Original counterpart of this Fifth Amendment duly executed by the Borrower;

                    b.        Original executed Revolving Note; and

                    c. Payment of all costs and expenses incurred by the Lender in connection with this Fifth Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel.

          4. References. Any references in any document to the Credit Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Credit Agreement as amended by this Fifth Amendment.

          5. Representations and Warranties. Borrower reaffirms and confirms all of the representations, covenants and warranties contained in Articles IV and V of the Credit Agreement as of the date of this Fifth Amendment. Borrower further represents and warrants that the execution, delivery and performance of this Fifth Amendment and the documents referenced herein are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action.

          6. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Credit Agreement, as amended by this Fifth Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

          7. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Fifth Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.


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


          8. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Fifth Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of legal counsel.

          9. Entire Agreement. This Fifth Amendment and the Agreement embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

          10. Full Force and Effect. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

          11. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed as of the day and year first above written.

         BORROWER:                          MERCURY WASTE SOLUTIONS, INC.,
                                            a Minnesota corporation

                                            By \s\ Todd J. Anderson
                                               ---------------------------------
                                            Its CFO
                                                ---


         LENDER:                            BANKERS AMERICAN CAPITAL
                                            CORPORATION, a Minnesota corporation


                                            By \s\ Brad J. Buscher
                                               ---------------------------------
                                            Its Chairman and CEO
                                                ----------------









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




                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Fifth Amendment, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                               MWS NEW YORK, INC.,
                               a Minnesota corporation


                               By \s\   Todd J. Anderson
                                  ----------------------

                               Its CFO
                                   ---



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